UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2024

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

8360 E. Raintree Drive, #230 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase and Sale Agreement and Joint Escrow

On February 23, 2024, ZP RE Holdings, LLC (“ZP Holdings”), a wholly owned subsidiary of Zoned Properties, Inc. (the “Company”), provided an approval notice to the Seller (as hereinafter defined) of the Surprise Property (as hereinafter defined), related to the Company’s intent to consummate the purchase of the Surprise Property, following notice from the City of Surprise that the Company had received final approvals of its cannabis entitlements, after satisfaction of the appeal period (the “Cannabis Approvals”), related to a use-permit for a cannabis retail dispensary to be developed at the Surprise Property. As used herein, the “Surprise Property” refers to that certain property commonly known as Bella Fiesta Pad B in Surprise, Arizona, which property is a certain tract or parcel of land containing approximately 1.114 acres, together with all improvements, buildings, leases, rights, easements, and appurtenances pertaining thereto.

Previously, on January 23, 2023, ZP Holdings entered into a Purchase and Sale Agreement and Joint Escrow Instructions, by and between NWC Dysart & Bell LLC (the “Seller”) and ZP Holdings as the buyer. Such agreement was subsequently amended on May 12, 2023, October 25, 2023, and December 20, 2023 (as amended, the “Agreement”). Pursuant to the terms of the Agreement, the Seller agreed to sell to ZP Holdings, and ZP Holdings agreed to purchase, the Surprise Property in exchange for a purchase price of $1,100,000 (the “Purchase Price”). Pursuant to the terms of the Agreement, the Seller also agreed to complete a number of on-site and off-site improvements to the Surprise Property (the “Seller’s Work”) in exchange for ZP Holdings’ reimbursement of up to $250,000 for the off-site work and reimbursement of up to $350,000 for the on-site work (collectively, the “Reimbursements”). The obligation to complete the Reimbursements is conditioned upon the closing of the sale of the Surprise Property to ZP Holdings.

Pursuant to the terms of the Agreement, ZP Holdings deposited the following amounts into escrow: (i) $50,000, for the initial earnest money deposit, and (ii) $47,500, for additional earnest money deposited related to extensions to the Agreement (collectively, the “Earnest Money”). The Earnest Money will be applied as a credit upon closing.

The closing of the transactions contemplated by the Agreement is subject to several conditions, including the successful receipt of the Cannabis Approvals, and the successful completion of the Seller’s Work. In addition, ZP Holdings has the right to conduct inspections on the Surprise Property. Pursuant to the terms of the Agreement, if, during the inspection period, ZP Holdings determines, in its sole and absolute discretion, that the Surprise Property is not suitable for ZP Holdings’ purchase and use for any reason or no reason, ZP Holdings may terminate the Agreement.

The foregoing description of the Agreement is not a complete description of all of the parties’ rights and obligations under the Agreement, and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Licensed Cannabis Facility Absolute Net Lease Agreement, Guaranty and Security Agreement

On January 2, 2024, ZP Holdings entered into a contingent Licensed Cannabis Facility Absolute Net Lease Agreement (the “Sunday Goods Lease”), with a commencement date contingent upon the satisfaction of various contingencies to the Sunday Goods Lease, by and between ZP Holdings, as landlord, and The Pharm, LLC (“Sunday Goods”), as tenant. Pursuant to the terms of the Sunday Goods Lease, ZP Holdings agreed to lease the Surprise Property to Sunday Goods for use as a licensed medical and adult use marijuana retail dispensary in accordance with the laws of Arizona. The Sunday Goods Lease has a term of 15 years, with four five-year renewal terms. Pursuant to the Sunday Goods Lease, ZP Holdings has agreed to provide a tenant improvement allowance for up to $1,000,000 to Sunday Goods to be reimbursed in tranches following completion of tenant’s work. The rental payment terms pursuant to the Sunday Goods Lease are as follows:

Year Period	Month Period	Base Rent
1	1	$25,000.00
2	13	$25,750.00
3	25	$26,522.50
4	37	$27,318.18
5	49	$28,137.72
6	61	$28,981.85
7	73	$29,851.31
8	85	$30,746.85
9	97	$31,669.25
10	109	$32,619.33
11	121	$33,597.91
12	133	$34,605.85
13	145	$35,644.02
14	157	$36,713.34
15	169	$37,814.74

Pursuant to the terms of the Sunday Goods Lease, on February 27, 2024, Sunday Goods executed a guaranty (the “Guaranty”) in favor of ZP Holdings, guaranteeing the prompt and complete payment and performance of all of Sunday Goods’ obligations to ZP Holdings arising under the Sunday Goods Lease.

The foregoing description of the Sunday Goods Lease and the Guaranty is not a complete description of all of the parties’ rights and obligations under the Justice Grown Lease and the Guaranty, and is qualified in its entirety by reference to the Sunday Goods Lease and the Guaranty, copies of which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 29, 2024, the Company issued a press release announcing its Agreement to acquire the Surprise Property and that it has received the necessary Cannabis Approvals.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated as of January 23, 2023, by and between NWC Dysart & Bell, LLC and ZP RE Holdings, LLC.
10.2	Licensed Cannabis Facility Absolute Net Lease Agreement dated as of January 2, 2024, by and between ZP RE Holdings, LLC and The Pharm, LLC.
10.3	Guaranty of Payment and Performance, dated as of February 27, 2024, by The Pharm, LLC in favor of ZP RE Holdings, LLC.
99.1	Press release of the registrant dated February 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: February 29, 2024	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer & Chief Financial Officer

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